Exhibit 13.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of JinkoSolar Holding Co., Ltd. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kangping Chen, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2017

/s/ Kangping Chen
Kangping Chen
Chief Executive Officer